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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: May 15, 2002



                                   VALERO L.P.
                Organized under the laws of the State of Delaware

                         Commission File Number 1-16417

                    IRS Employer Identification No.74-2958817


                                One Valero Place
                            San Antonio, Texas 78212
                         Telephone number (210) 370-2000




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EXPLANATORY NOTE

This Form 8-K/A amends the previously filed Form 8-K dated May 15, 2002 and filed with the Securities and Exchange Commission on May 16, 2002, to reclassify distributions received from Skelly-Belvieu Pipeline Company that relate to equity income generated by the joint venture as cash flows from operating activities rather than investing activities on the Consolidated and Combined Statements of Cash Flows, and to include taxes other than income taxes as part of operating expenses on the Consolidated and Combined Statements of Income.

ITEM 7. Financial Statements and Exhibits

(a) Financial information and financial statements.

The following restated selected financial data, restated management's discussion and analysis of financial condition and results of operations and restated audited consolidated and combined financial statements are filed herewith as
Exhibit 99.1 and incorporated herein by reference.

Restated Selected Financial Data presented herein as of and for the years ended December 31, 2001, 1999, 1998 and 1997 and as of and for the six months ended December 31, 2000 and the six months ended June 30, 2000.

Restated Management's Discussion and Analysis of Financial Condition and Results of Operations presented herein as of and for the years ended December 31, 2001 and 1999 and for the six months ended December 31, 2000 and the six months ended June 30, 2000.

Restated Audited Consolidated and Combined Financial Statements for Valero L.P., Valero Logistics Operations, L.P. and the Wichita Falls Business as of
December 31, 2001 and 2000 and for the years ended December 31, 2001, 2000 and 1999.

(b) Exhibits.

         Exhibit No. and Description of Exhibit

         23.1     Consent of Independent Public Accountants, dated June 26,
                  2002.

         99.1 Restated Selected Financial Data, Restated Management's Discussion and Analysis of Financial Condition and Results of Operations and Restated Financial Statements of Valero L.P., Valero Logistics Operations, L.P. and the Wichita Falls Business.

         99.2 Required letter to Securities and Exchange Commission under Temporary Note 3T.




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Valero L.P. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Valero L.P.
                                   By: Riverwalk Logistics, L.P., its
                                        general partner
                                       By: Valero GP, LLC, its general partner


                                   By: /s/ Todd Walker
                                      ------------------------------------------
                                           Todd Walker
                                           Secretary


Dated: June 26, 2002







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                                  EXHIBIT INDEX


23.1     Consent of Independent Public Accountants, dated June 26, 2002.

99.1 Restated Selected Financial Data, Restated Management's Discussion and Analysis of Financial Condition and Results of Operations and Restated Financial Statements of Valero L.P., Valero Logistics Operations, L.P. and the Wichita Falls Business.

         The following financial information of Valero L.P. is included in
         Exhibit 99.1 of this Form 8-K/A dated May 15, 2002 and filed on June 26, 2002:

         (1)      Restated Selected Financial Data

         (2) Restated Management's Discussion and Analysis of Financial Condition and Results of Operations

         (3)      Restated Financial Statements

                  o   Report of Independent Public Accountants

                  o   Consolidated and Combined Balance Sheets as of
                           December 31, 2001 (restated) and 2000

                  o   Consolidated and Combined Statements of Income for
                           the Years Ended December 31, 2001 and 1999 and six months ended December 31, 2000 and June 30, 2000

                  o   Consolidated and Combined Statements of Cash Flows
                           for the Years Ended December 31, 2001 (restated) and 1999 (restated) and six months ended December 31, 2000 (restated) and June 30, 2000 (restated)

                  o   Consolidated and Combined Statement of Partners'
                           Equity for the year ended December 31, 2001
                           (restated) and Combined Statements of Partners' Equity/Net Parent Investment for the six months ended December 31, 2000 and June 30, 2000 and the year ended December 31, 1999

                  o   Notes to Consolidated and Combined Financial
                           Statements (restated)

99.2     Required Letter to Securities and Exchange Commission under Temporary
         Note 3T.




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